Investor Presentation

February 2009

Exhibit 99.1

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts.  Forward-
looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.  Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and
Exchange Commission as well as its Registration Statement on Form S-1 under the caption “Risk
Factors”.  In addition, these statements are based on a number of assumptions that are subject to change.  This presentation speaks only as of this date.  Colfax disclaims any duty to update the information herein.

Forward-Looking Statements

  2008 revenue of
$605 million

  ~2,200 associates
worldwide

  16 principal
production facilities in
7 countries

  Over 300 direct
sales and marketing
associates

  More than 450
authorized distributors
in approximately 80
countries

  Headquartered in
Richmond, VA

Colfax is strategically focused on serving key infrastructure end markets in the fluid handling industry

2 & 3 Screw

Pumps

Centrifugal

Pumps

Progressive

Cavity Pumps

Precision Gear
Pumps

Specialty

Valves

Fluid Handling
Systems

End Markets

Products

Global Navy

General

Industrial

Commercial

Marine

Oil & Gas

Power
Generation

Company Overview

  Founded in 1995

  John Young, President & CEO, was an original founder

  Equity capital provided by Mitch and Steve Rales, founders of Danaher (NYSE: DHR)

  Targeted global industrial companies with strong brands

  12 acquisitions, 5 divestitures

  Exclusively focused on fluid handling industry

  Proven, experienced management team

  Began trading on the NYSE in May 2008

There are approximately 5,000 pump companies globally and Colfax is in the top 15

Background

POLICY DEPLOYMENT

On Time Delivery - Products and Services

Customer

Satisfaction

Voice

of the

Customer

Production        Poka-Yoke           Jidoka            Strategic Supplier            Design for

Preparation                                        Development                                         Six Sigma

Product Development      QFD         Six Sigma        DOE         Multi-skilled                JIT

          System                         Process         Workforce Accounting

  DMP         SMED                Visual                     TPM                        One-piece                 Problem

                                                  Management   Flow           Solving

  Benchmark      5S            Metrics           Standard                 Measurement               Cellularization

                                 WorkSystem Analysis

Profitable

Sales

Growth

Six Sigma Quality

Cost Control and Improvement

  Derived from the proven
Danaher Business System

  Utilize Voice of the
Customer (“VOC”) to target
breakthrough growth
initiatives, new products and
applications

  Conduct root-cause
analysis, develop process
improvements and
implement sustainable
systems

  Culture of continuous
improvement

  Integrated in all aspects
of operations and strategic
planning

CBS is how we manage our business and has been a key driver of our success

Colfax Business System Drives Business Improvement

  Global leader in specialty fluid handling products

  Proven application expertise in solving critical customer needs

  Serving fast growing global infrastructure driven end markets

  Leading brand names generating aftermarket sales and services

  Experienced management team in place to grow organically and through strategic acquisition

  Strong financial position

  Significant insider ownership

Consistent track record of driving profitable organic sales growth

Investment Highlights

Broad Product Portfolio Focused on Customer Applications

Centrifugal Pumps

Specialty Valves

Progressive Cavity Pumps

Precision Gear Pumps

Fluid Handling Systems

Well recognized brands across served markets

2 and 3 Screw Pumps

Global Navy

Commercial
Marine

Oil & Gas

Power
Generation

General
Industrial

Serving Critical Applications in Our
Key End Markets

Key Markets

Applications

Brands

Commercial

Marine

Fuel oil transfer; oil transport; water and

wastewater handling

Allweiler, Houttuin, Imo AB

Oil & Gas

Crude oil gathering; pipeline services;

unloading and loading; rotating equipment

lubrication; lube oil purification

Allweiler, Houttuin, Imo, LSC,Tushaco,

Warren

Power Generation

Fuel unloading, transfer, burner and

injection; rotating equipment lubrication

Allweiler, Imo, Tushaco, Warren

Global Navy

Fuel oil transfer; oil transport; water and

wastewater handling; firefighting; fluid

control

Allweiler, Fairmount, Imo, Imo AB,

Portland Valve, Warren

General Industrial

Machinery lubrication; hydraulic elevators;

chemical processing; pulp and paper

processing; food and beverage processing

Allweiler, Fairmount, Houttuin, Imo,

Tushaco, Warren, Zenith

Situation Analysis

Husky Energy moves heavy crude oil along pipelines
from the oil fields in Northern Canada through
extremely harsh environment to a central blending
facility

  Colfax engineers and the customer's project engineer
jointly developed the design, quality, and testing spec

Warren GTS-H268 2 screw pumps with specially
designed internal wear resistant components were
chosen to meet the rigorous application

  Colfax pumps installed – 6X increase in service life

Customer realizes $2M annual savings - spare parts
alone

Colfax Solution

Situation Analysis

Major Venezuelan oil company moves 180,000 BPD of
sand laden crude oil through pipelines using  a
competitor’s pumps.  Pumps are failing after only 3 - 4
months due to excessive wear

Colfax Solution

  For the past 40 years Husky has turned to Colfax and
the Imo 8L 3 screw pump – more than 80 installations

Reliable in the toughest environment

Superior energy efficiency – reduces operating
costs

  Imo 8L is the industry standard for Canadian pipeline
applications from 400 to 2500 gallons per minute

Strong Application Expertise

Proven expertise in meeting customer needs in heavy oil applications

New Imo 8L-912Y

Driven by VOC, examples of new products introduced in 2008

Develop New Products, Applications and Technologies
Driven by Voice of the Customer

Step 1 - VOC

Step 1a – VOC Summary

Step 2 – Prioritization

Step 3 – Specification

All-Heat SMART

EMTEC SMART

Benefits

1.

Senses wear & alerts
end-user

2.

Easy to upgrade

Benefits

1.

50% energy usage
reduction

2.

Eliminates system
components (cooler &
valve)

All-Fuel SMART

Benefits

1.

Efficient seal
leakage monitoring
system - best value

2.

Easy to upgrade

Simplifies OEM

design

Easier installation

Blue chip customer base with no single customer representing more than 3% of sales in 2008

____________________

(1)

Includes Distribution (11%), Chemical Processing (7%), Machinery Support (5%), Building Products (4%), Wastewater (2%), Heat Transfer (2%), Pulp and Paper (1%), Diesel Engines (1%), Food & Beverage (1%) and Other (7%).

(2)

Revenues based on our shipping destination.

41%

25%

14%

14%

6%

(1)

22%

51%

5%

15%

4%

3%

2008 Revenues By End Markets

2008 Revenues By Geography (2)

Blue Chip Customers

Large and Diverse Customer Base and End Markets

~$24.8bn

~$0.3bn

~$2.3bn

~$4.0bn

~$2.0bn

Global infrastructure development will drive capital investment long term and will benefit local suppliers as well as international exporters of fluid handling equipment.  Expect demand to soften in chemical, building products, diesel engine and distribution markets.

In the U.S., expect Congress to continue to appropriate funds for new ship construction as older navy vessels are decommissioned. Sovereign nations outside of the U.S. continue to expand their fleets as they address national security concerns.

Activity in Asia and the Middle East to remain strong as economic growth and a fundamental under supply of power generation capacity continues to drive investment in energy infrastructure projects. Efficiency improvements will continue to drive demand in the world’s developed economies.

Activity within the global crude oil market to remain favorable as long term capacity constraints and global demand drive further development of heavy oil fields where Colfax products excel.  May experience project delays.

Growth in international trade and demand for crude oil and other commodities as well as the age of the global merchant fleet should continue to create demand for new ship construction.  Increasing fleet size creating aftermarket opportunities.  Experiencing order cancellations.

Estimated

Market Size

Favorable long term demand driven by global infrastructure build

Market Expectations

Serving Fast Growing Infrastructure Driven End Markets

EMEA

~ 1,200 Associates

     2008 Sales (1) = $338mm

Asia Pacific

~ 300 Associates

     2008 Sales (1) = $93mm

____________________

(1)

Sales figures reflect sales destination.

Americas

~ 700 Associates

2008 Sales (1) = $174mm

% of Revenue: 29%

% of Revenue: 56%

% of Revenue: 15%

LSC

Houston

Warren

Corporate HQ Richmond

Imo Kentucky

Imo Monroe

Sanford

Houttuin

Tushaco

Vapi

Tushaco

Daman

Colfax Wuxi

Imo AB Stockholm

Allweiler

Gottmandingen

Portland Valve

Allweiler

Tours

Allweiler Radolfzell

Allweiler Bottrop

Fairmount Automation

Expanding global footprint allows us to serve fast growing, developing markets

Extensive Global Sales, Distribution and Manufacturing
Footprint

  Capitalize on growth opportunities by offering regionally developed products and solutions

Standard packages of Imo and Allweiler products produced at our Greenfield, Wuxi China facility for Commercial Marine

  Continue to invest in sales and marketing capabilities to more effectively serve local Asia Pacific markets

  Leverage application expertise to design fluid handling solutions that cater to heavy crude oil exploration in Latin America, Middle East and Russia

Opening sales and engineering office in Bahrain in March

  Utilize Indian / Chinese low cost manufacturing to supply components to other Colfax business units

  Execute acquisitions

Assam, India

Shanghai, China

Target Fast Growing Regions

Est. 1860

Acq. 1998

Est. 1897

Acq. 1997

Est. 1929

Acq. 1998

Est. 1931

Acq. 1997

Est. 1973

Acq. 2004

Est. 1920

Acq. 2004

Est. 1967

Acq. 2005

Est. 1968

Acq. 2007

Est. 1996

Acq. 2007

  Product history dating back
to 1860 provides large
installed base

  High quality, reliable
products used in critical
applications

  Tendency for customers to
replace “like for like” products

  Significant aftermarket
demand for replacement
products, spare parts and
repair and maintenance
services

Approximately 24% of revenues were derived from aftermarket sales and services in 2008

Leading Brands Generating Aftermarket Sales and Services

  Continue to proactively engage with
highly strategic targets

  Product, market and geographically
focused searches

  Evaluate opportunistic bolt-on
companies

  Pursue adjacent fluid handling
acquisitions

Effective selection and integration of 12 acquisitions since 1995

Acquisition Criteria

Acquisition Initiatives

  Acquire companies in the fluid handling
industry

  Strong brand name recognition

  Leading market position

  Differentiated product technology / highly
engineered product

  Complementary end market / geographic
focus

  Attain double digit return on investment in
the 3 rd year

Continue to Pursue Strategic Acquisitions that
Complement Our Platform

  Claims arise from purchased components previously included in our products

  Significant solvent insurance coverage

  Bad faith lawsuit against insurance carriers increases costs in near term

  Estimated annual liability and related defense costs of $5 - $7 million before potential insurance asset or liability adjustments

Asbestos Update

2008

2007

2006

2005

60,000

54,000

48,000

42,000

36,000

30,000

59,217

35,357

37,554

50,020

Average Cost of Resolved Claims

Unresolved Claims

$6,194

$5,378

$5,232

$8,896

$3,000

$4,000

$5,000

$6,000

$7,000

$8,000

$9,000

2005

2006

2007

2008

Financial Overview

($ in millions)

Financial Performance - Revenue

(1) Refer to Appendix for Non-GAAP reconciliation.

Total Growth

FX Translation

Acquisitions

Existing Businesses

--

--

--

--

13.9%

0.8%

1.4%

11.8%

28.6%

7.1%

8.0%

13.5%

19.5%

4.5%

1.1%

13.9%

Revenue (1)

$604.9

$506.3

$393.6

345.5

$0.0

$100.0

$200.0

$300.0

$400.0

$500.0

$600.0

$700.0

2005

2006

2007

2008

Financial Performance – Adjusted EBITDA

($ in millions)

(1) Refer to Appendix for Non-GAAP reconciliation.

Adjusted EBITDA (1)

17.4%

17.5%

16.3%

15.9%

% Margin

$54.8

$64.1

$105.6

$88.2

$0.0

$20.0

$40.0

$60.0

$80.0

$100.0

$120.0

2005

2006

2007

2008

(1) Refer to Appendix for Non-GAAP reconciliation.

($ in millions)

Total Growth

FX Translation

Acquisitions

Existing Businesses

---

---

---

---

19.4%

0.5%

1.2%

17.7%

31.5%

7.8%

6.1%

17.6%

15.1%

6.1%

2.0%

7.0%

Orders (1)

Financial Performance – Orders

$370.4

$442.3

$581.5

$669.2

$0.0

$100.0

$200.0

$300.0

$400.0

$500.0

$600.0

$700.0

2005

2006

2007

2008

($ in millions)

Financial Performance – Backlog

Backlog

$118.3

$179.3

$292.8

$337.3

$0.0

$50.0

$100.0

$150.0

$200.0

$250.0

$300.0

$350.0

$400.0

2005

2006

2007

2008

Refer to Appendix for Non-GAAP reconciliation.

__________________

Note: Dollars in millions.

Income Statement Summary

____________________

Note: Dollars in millions.

Statement of Cash Flows Summary
(Preliminary & Unaudited)

Strong Financial Condition(1)

Debt to adjusted EBITDA < 1 times

Approximately $130 million available on revolver (expires in 2013)

Approximately $29 million in cash

Strong balance sheet and credit availability provide flexibility

(1) As of FYE  2008

Adjusted EPS for 2009 of $1.10 to $1.17

2009 Outlook Summary

$585 million

to

$570 million

2009 Total

3%

to

1%

2009 Organic growth (1)

Revenue Range

$1.17

to

$1.10

2009 Adjusted net income per share (2)

$0.87

to

$0.80

2009 Net income per share

EPS Range

(1)  Excludes impact of foreign exchange rate fluctuations and acquisitions

(2)  Excludes impact of asbestos coverage litigation and asbestos liability and defense costs

(See Appendix for Non-GAAP reconciliation)

$2.5 million

Incremental public company costs

43.3 million

Outstanding shares

$8 million

Interest expense

32%

Tax rate

$1.41

Euro

$7 million

Asbestos liability and defense costs

$12 million

Asbestos coverage litigation

Assumptions

Well Positioned for the Future

Leading Brand Names
Generating Aftermarket

Sales and Services

Experienced Management
Team in Place to Grow
Organically and Through
Strategic Acquisitions

Global Leader in Specialty
Fluid Handling Products

Proven Application

Expertise in Solving

Critical Customer Needs

Serving Fast

Growing Infrastructure

Driven End Markets

CBS-Driven Culture Focused
on Profitable Sales Growth

Appendix

Adjusted net income, adjusted net income per share, adjusted operating income, EBITDA, adjusted EBITDA, adjusted selling, general and administrative expenses, organic sales growth and organic order growth are non-GAAP financial measures. Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense cost (income) and asbestos coverage litigation expense, certain legacy legal charges, certain due diligence costs, certain other post-employment benefit settlement, cross currency swap, environmental indemnification and discontinued operations expense (income), as well as one time initial public offering-
related costs. Adjusted selling, general and administrative expenses exclude certain legacy legal charges and certain due diligence costs.  Adjusted net income also reflects interest expense as if the initial public offering (IPO) had occurred at the beginning of 2007 and presents income taxes at an effective tax rate of 34%. Adjusted net income per share assumes the 44,006,026 shares outstanding at the closing of the IPO to be outstanding since January 1, 2007. Projected adjusted net income per share excludes asbestos coverage litigation and asbestos liability and defense costs, and presents income tax benefit at 32%.  Organic sales growth and organic order growth exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of changes in our capital structure and asset base, non-recurring items such as IPO-related costs, legacy asbestos issues (except in the case of
EBITDA) and items outside the control of its operating management team.

Sales and order information by end market are estimates.  We periodically update our customer groupings in order to refine these estimates.  During the fourth quarter of 2008, reclassifications of previously reported amounts were made to conform to current period presentation.  No changes have been made to total sales or orders.

Disclaimer

____________________

Note: Dollars in thousands.

Non-GAAP Reconciliation

2008

2007

2006

2005

EBITDA

Net income (loss)

(571)

$

64,882

$

94

$

12,247

$

Interest expense

11,822

19,246

14,186

9,026

Provision for income taxes

5,438

39,147

3,866

6,907

Depreciation and amortization

14,788

15,239

11,481

11,430

EBITDA

31,477

$

138,514

$

29,627

$

39,610

$

Adjusted EBITDA

Net income (loss)

(571)

$

64,882

$

94

$

12,247

$

Interest expense

11,822

19,246

14,186

9,026

Provision for income taxes

5,438

39,147

3,866

6,907

Depreciation and amortization

14,788

15,239

11,481

11,430

IPO-related costs

57,017

-

-

-

Asbestos liability and defense (income) costs

(4,771)

(63,978)

21,783

14,272

Asbestos coverage litigation expense

17,162

13,632

12,033

3,840

Other post-employment benefit settlement

-

-

(9,102)

(251)

Legacy legal expenses

4,131

-

8,330

3,100

Environmental indemnification

-

-

-

(3,100)

Cross currency swap

-

-

-

(2,075)

Due diligence costs

582

-

-

-

Discontinued operations expense (income)

-

-

1,397

(616)

Adjusted EBITDA

105,598

$

88,168

$

64,068

$

54,780

$

____________________

Note: Dollars in thousands, except per share amounts.

Non-GAAP Reconciliation

December 31,

December 31,

2008

2007

Adjusted Net Income and Adjusted Earnings per Share

Net income (loss)

(571)

$

64,882

$

IPO-related costs

57,017

-

Legacy legal adjustment

4,131

-

Due diligence costs

582

-

Asbestos liability and defense (income) costs

(4,771)

(63,978)

Asbestos coverage litigation expense

17,162

13,632

Interest adjustment to effect IPO at beginning of period

2,302

7,536

Tax adjustment to 34% effective rate

(22,201)

18,333

Adjusted net income

53,651

$

40,405

$

Adjusted net income margin

8.9%

8.0%

Shares outstanding at closing of IPO

44,006,026

44,006,026

Adjusted net income per share

1.22

$

0.92

$

Net income (loss) per share-basic

    and diluted in accordance with GAAP

(0.11)

$

1.79

$

Adjusted Operating Income

Operating income

16,689

$

123,275

$

IPO-related costs

57,017

-

Legacy legal adjustment

4,131

-

Due diligence costs

582

-

Asbestos liability and defense (income) costs

(4,771)

(63,978)

Asbestos coverage litigation expense

17,162

13,632

Adjusted operating income

90,810

$

72,929

$

Adjusted operating income margin

15.0%

14.4%

Year Ended

____________________

Note: Dollars in thousands.

Non-GAAP Reconciliation

December 31,

December 31,

2008

2007

Adjusted SG&A Expense

Selling, general and administrative expenses

125,234

$

98,500

$

Legacy legal adjustment

4,131

-

Due diligence costs

582

-

Adjusted selling, general and administrative expenses

120,521

$

98,500

$

____________________

Note: Dollars in millions.

Sales & Order Growth

$

%

$

%

Year Ended December 31, 2005

345.5

$

370.4

$

Components of Growth:

Organic Growth from Existing Businesses

40.7

11.8%

65.6

17.7%

Acquisitions

4.8

1.4%

4.4

1.2%

Foreign Currency Translation

2.6

0.8%

1.9

0.5%

Total Growth

48.1

13.9%

71.9

19.4%

Year Ended December 31, 2006

393.6

$

442.3

$

Components of Growth:

Organic Growth from Existing Businesses

53.3

13.5%

77.7

17.6%

Acquisitions

31.3

8.0%

27.2

6.1%

Foreign Currency Translation

             28.1

7.1%

             34.3

7.8%

Total Growth

112.7

28.6%

139.2

31.5%

Year Ended December 31, 2007

506.3

$

581.5

$

Components of Growth:

Organic Growth from Existing Businesses

70.2

13.9%

40.9

7.0%

Acquisitions

5.5

1.1%

11.7

2.0%

Foreign Currency Translation

22.9

4.5%

35.1

6.1%

Total Growth

98.6

19.5%

87.7

15.1%

Year Ended December 31, 2008

604.9

$

669.2

$

Sales

Orders

Non-GAAP Reconciliation

Projected 2009 net income per share - fully diluted

0.80

$

0.87

$

Asbestos coverage litigation

           0.28

           0.28

Asbestos liability and defense costs

0.16

           0.16

Income tax benefit at 32%

(0.14)

         (0.14)

Projected 2009 adjusted net income per share - fully diluted

$        1.10

$        1.17

EPS Range

(amounts in dollars)

Preliminary and Unaudited